ABS New Transaction

Computational Materials

$[448,900,000] (approximate)

BayView Financial

Mortgage Pass-Through Certificates,

Series 2004-A

Wells Fargo Bank, N.A.
Master Servicer

Wachovia Bank
Trustee

April [1], 2004

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Loan	Rate Type	Principal Balance($)	Weighted Average Current Gross Mortgage Rate(%)	Weighted Average Current Net Mortgage Rate(%)	Weighted Average Remaining Amortization Term (months)	Weighted Average Remaining Term to Maturity (months)	Weighted Average Loan Age (months)	Index	Weighted Average Gross Margin(%)	Weighted Average Maximum Rate(%)	Weighted Average Lifetime Rate Floor(%)	Weighted Average Periodic Cap(%)	Weighted Average Rate Adjustment Frequency (months)	Weighted Average Months to Next Rate Adjustment Date

1	Fixed Rate	5,884,652.25	8.455	7.948	40	40	150	NA	NA	NA	NA	NA	NA	NA
2	Fixed Rate	17,596,700.75	9.203	8.611	96	96	99	NA	NA	NA	NA	NA	NA	NA
3	Fixed Rate	32,798,185.38	8.514	7.956	156	156	54	NA	NA	NA	NA	NA	NA	NA
4	Fixed Rate	24,087,312.35	8.082	7.554	219	219	79	NA	NA	NA	NA	NA	NA	NA
5	Fixed Rate	35,677,810.80	7.970	7.344	277	277	77	NA	NA	NA	NA	NA	NA	NA
6	Fixed Rate	144,355,967.22	7.800	7.233	340	340	20	NA	NA	NA	NA	NA	NA	NA
7	Fixed Rate	6,942,655.35	8.991	8.423	251	37	37	NA	NA	NA	NA	NA	NA	NA
8	Fixed Rate	8,460,503.74	8.409	7.832	297	102	25	NA	NA	NA	NA	NA	NA	NA
9	Fixed Rate	3,747,579.96	11.259	10.546	314	140	43	NA	NA	NA	NA	NA	NA	NA
10	Adjustable Rate	1,162,623.76	4.966	4.293	276	276	83	COFI	2.659	13.459	3.503	2.668	1	1
11	Adjustable Rate	1,504,363.15	3.510	2.988	48	48	72	6 Month LIBOR	2.500	NA	2.500	NA	1	1
12	Adjustable Rate	18,854.54	5.500	4.728	47	47	143	Prime Rate	1.500	NA	1.500	NA	1	1
13	Adjustable Rate	262,483.01	9.000	8.478	110	110	10	Prime Rate	4.500	NA	9.000	NA	1	14
14	Adjustable Rate	506,768.34	3.867	3.344	341	341	19	1 Year CMT	2.622	10.340	2.622	NA	1	1
15	Adjustable Rate	821,926.38	5.233	4.510	147	147	212	COFI	1.670	14.556	1.670	1.907	12	7
16	Adjustable Rate	530,939.31	9.999	9.227	279	279	44	6 Month LIBOR	7.746	17.191	8.622	1.773	12	7
17	Adjustable Rate	322,700.00	5.375	4.853	354	354	6	6 Month LIBOR	2.250	10.375	2.250	NA	12	114
18	Adjustable Rate	531,295.50	6.235	5.712	350	350	10	6 Month LIBOR	3.507	12.502	4.220	1.732	12	23
19	Adjustable Rate	2,048,850.45	4.672	4.149	353	353	7	6 Month LIBOR	2.556	10.394	2.644	1.956	12	29
20	Adjustable Rate	865,901.18	5.451	4.928	344	344	16	6 Month LIBOR	2.250	10.451	2.250	4.118	12	44
21	Adjustable Rate	5,983,892.69	4.850	4.328	363	363	5	6 Month LIBOR	2.418	10.573	2.418	2.000	12	55
22	Adjustable Rate	637,400.84	4.750	4.228	345	345	15	6 Month LIBOR	2.250	9.750	2.250	2.000	12	69
23	Adjustable Rate	1,547,450.54	5.784	5.261	355	355	5	6 Month LIBOR	2.250	10.784	2.250	2.000	12	79
24	Adjustable Rate	23,445,372.74	10.577	5.970	328	328	10	Prime Rate	4.839	16.950	10.240	1.725	12	8
25	Adjustable Rate	625,185.47	7.675	7.153	235	235	5	Prime Rate	4.250	13.675	7.675	2.000	12	19
26	Adjustable Rate	49,026,927.54	5.694	5.125	304	304	54	1 Year CMT	3.553	12.926	3.878	1.810	12	7
27	Adjustable Rate	3,983,439.13	7.112	6.568	292	292	31	1 Year CMT	3.123	12.863	3.123	1.783	12	21
28	Adjustable Rate	1,843,892.76	4.575	4.052	372	372	8	1 Year CMT	2.712	9.467	2.712	2.000	12	28
29	Adjustable Rate	1,477,587.10	5.287	4.765	389	389	15	1 Year CMT	2.707	10.937	2.707	2.000	12	45
30	Adjustable Rate	8,442,378.39	4.874	4.352	377	377	7	1 Year CMT	2.733	10.286	2.733	2.000	12	53
31	Adjustable Rate	1,666,419.56	5.628	5.105	406	406	15	1 Year CMT	2.750	11.424	2.750	2.000	12	69
32	Adjustable Rate	1,332,228.13	5.259	4.736	434	434	8	1 Year CMT	2.750	10.937	2.750	2.000	12	76
33	Adjustable Rate	77,036.08	10.900	10.128	126	126	234	COFI	4.000	18.900	6.900	4.000	24	5
34	Adjustable Rate	48,051.74	3.900	3.523	113	113	247	COFI	0.000	NA	0.000	NA	24	17
35	Adjustable Rate	308,819.90	10.043	9.271	294	294	66	1 Year CMT	4.982	16.043	10.043	2.000	24	6
36	Adjustable Rate	188,110.70	7.300	6.778	354	354	6	6 Month LIBOR	7.500	13.300	7.500	1.000	3	30
37	Adjustable Rate	27,994.63	11.900	11.378	59	59	121	Prime Rate	5.650	18.900	11.900	2.000	3	1
38	Adjustable Rate	3,842.75	7.500	6.728	18	18	281	COFI	0.190	17.500	7.500	1.500	36	10

Loan	Rate Type	Principal Balance($)	Weighted Average Current Gross Mortgage Rate(%)	Weighted Average Current Net Mortgage Rate(%)	Weighted Average Remaining Amortization Term (months)	Weighted Average Remaining Term to Maturity (months)	Weighted Average Loan Age (months)	Index	Weighted Average Gross Margin(%)	Weighted Average Maximum Rate(%)	Weighted Average Lifetime Rate Floor(%)	Weighted Average Periodic Cap(%)	Weighted Average Rate Adjustment Frequency (months)	Weighted Average Months to Next Rate Adjustment Date

39	Adjustable Rate	64,832.24	6.819	6.047	76	76	272	COFI	0.434	17.869	5.249	1.500	36	17
40	Adjustable Rate	62,115.14	8.000	7.498	131	131	229	1 Year CMT	0.375	19.750	0.375	NA	36	23
41	Adjustable Rate	27,034.70	5.750	5.353	165	165	183	6 Month LIBOR	2.500	13.875	2.500	2.000	36	34
42	Adjustable Rate	430,168.80	6.330	5.632	195	195	122	1 Year GMT	2.541	13.743	2.541	2.000	36	9
43	Adjustable Rate	1,432,373.07	6.760	6.042	216	216	127	1 Year GMT	2.824	14.514	4.486	2.011	36	18
44	Adjustable Rate	740,836.73	7.280	6.532	188	188	162	1 Year GMT	2.684	14.403	4.193	2.023	36	31
45	Adjustable Rate	22,537.35	9.000	8.603	128	128	232	COFI	0.000	NA	0.000	3.000	48	8
46	Adjustable Rate	234,468.94	4.476	3.900	157	157	200	COFI	1.843	13.123	1.843	1.303	6	2
47	Adjustable Rate	14,528,534.70	7.226	6.559	302	302	49	6 Month LIBOR	4.389	14.687	6.416	1.462	6	4
48	Adjustable Rate	10,846,209.10	7.727	7.202	354	354	6	6 Month LIBOR	6.411	14.064	7.168	1.075	6	19
49	Adjustable Rate	2,656,138.85	6.883	6.361	354	354	6	6 Month LIBOR	4.929	13.194	6.322	1.102	6	30
50	Adjustable Rate	2,646,373.44	5.870	5.348	346	346	14	6 Month LIBOR	2.250	11.870	2.250	2.000	6	46
51	Adjustable Rate	4,544,149.14	5.408	4.885	354	354	6	6 Month LIBOR	2.370	11.291	2.546	1.875	6	54
52	Adjustable Rate	1,517,144.30	8.750	8.228	218	218	22	Prime Rate	4.000	14.750	8.750	2.000	6	1
53	Adjustable Rate	13,987,264.53	7.543	7.020	269	269	1	Prime Rate	4.098	13.676	7.559	1.373	6	23
54	Adjustable Rate	3,138,550.99	7.654	7.131	354	354	1	Prime Rate	2.970	13.654	7.654	1.500	6	35
55	Adjustable Rate	436,000.00	8.149	7.627	216	216	0	Prime Rate	2.024	14.149	8.149	1.500	6	84
56	Adjustable Rate	143,238.88	6.326	5.839	163	163	197	1 Year GMT	3.642	14.560	6.326	1.000	6	3
57	Adjustable Rate	290,720.27	6.990	6.468	358	358	2	1 Year GMT	4.500	12.990	4.500	1.000	6	22
58	Adjustable Rate	16,696.16	6.000	5.478	121	121	239	COFI	0.000	NA	0.000	NA	60	1
59	Adjustable Rate	21,764.41	4.875	4.103	112	112	248	COFI	0.000	NA	0.000	NA	60	52
60	Adjustable Rate	38,517.76	5.730	5.208	163	163	197	Prime Rate	2.000	NA	2.000	NA	60	43
61	Adjustable Rate	194,484.28	10.000	9.478	118	118	2	Prime Rate	6.000	NA	10.000	NA	60	58
62	Adjustable Rate	27,145.06	9.000	8.228	247	247	113	1 Year GMT	3.000	14.500	3.000	3.000	60	7
63	Adjustable Rate	104,996.19	8.279	7.374	203	203	157	1 Year GMT	2.214	14.911	2.214	2.308	60	20
64	Adjustable Rate	540,298.82	6.995	6.174	244	244	116	1 Year GMT	2.741	13.819	4.310	2.000	60	30
65	Adjustable Rate	2,288,946.30	6.275	5.605	189	189	88	1 Year GMT	2.678	13.494	3.381	2.014	60	43
66	Adjustable Rate	110,575.84	6.181	5.409	160	160	92	1 Year CMT	2.691	12.500	2.691	2.000	60	57
67	Adjustable Rate	115,540.64	9.500	8.978	314	134	46	Prime Rate	5.250	20.000	5.250	NA	12	2